Exhibit 99.1

PRESS RELEASE CONTACTS: Media Liz Shows Odyssey Marine Exploration, Inc. (813) 876-1776 lshows@odysseymarine.com Investors OMEX@info.sodali.com

Odyssey Marine Exploration Announces Corporate Update on

Proposed Merger with American Ocean Minerals Corporation

SEC Declares Merger Registration Statement Effective;

Company Announces 1-for-25 Reverse Stock Split

TAMPA, Fla., October 16, 2026 (BUSINESSWIRE) – Odyssey Marine Exploration, Inc. (NASDAQ: OMEX) (“Odyssey” or the “Company”), an ocean exploration and marine mineral development company, today announced that the U.S. Securities and Exchange Commission (the “SEC”) declared effective on October 15, 2026, its registration statement on Form S-4 relating to the proposed merger with American Ocean Minerals Corporation (“AOMC”). The Company plans to hold a special meeting of stockholders on December 2, 2026, to vote on proposals related to the merger.

The Company also announced that it will effect a 1-for-25 reverse stock split of its common stock on October 28, 2026.

Following the reverse stock split, Odyssey’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “OMEX” and under a new CUSIP number 676118300. Odyssey’s common stock will begin trading on a reverse stock split-adjusted basis when the market opens on October 29, 2026.

The reverse stock split is intended to increase the trading price of Odyssey’s common stock and reduce stockholder transaction costs. The previously announced merger agreement (the “Merger Agreement”) between Odyssey and AOMC requires Odyssey to use reasonable best efforts to effect the reverse stock split. Completion of the reverse stock split is a condition to the obligation of certain investors to provide financing to AOMC and Odyssey to fund the operations of the combined company following merger completion.

Merger Update

The SEC’s declaration of effectiveness of the Form S-4 registration statement marks an important milestone toward completion of the proposed merger, which is intended to create a scaled, U.S.-based deep-sea critical minerals platform. Odyssey filed a definitive proxy statement/prospectus with the SEC on October 15, 2026, and will distribute it to eligible stockholders ahead of a special meeting scheduled for December 2, 2026, at 10:00 a.m. Eastern Time.

At the meeting, stockholders will be asked to vote on proposals related to the merger, including the issuance of shares of Odyssey common stock in connection with the merger and related transactions, as required by applicable Nasdaq Listing Rules. Odyssey’s Board of Directors unanimously recommends that stockholders vote in favor of all proposals presented at the special meeting, following the unanimous recommendation of Odyssey’s Special Transaction Committee with respect to relevant proposals. The reverse stock split was previously approved by Odyssey stockholders and is not subject to approval at the special meeting.

Odyssey and AOMC continue to work toward completion of the transaction, subject to stockholder approval and the satisfaction or waiver of other applicable closing conditions. Following completion of the merger, Odyssey is expected to be renamed “American Ocean Minerals Corporation,” and the common stock of the combined company is expected to trade on Nasdaq under the symbol “AOMC.” The combination is expected to bring together complementary technical capabilities and leadership, strengthening the combined platform’s position in the emerging offshore critical minerals sector.

Reverse Split Mechanics

The reverse stock split was approved by Odyssey’s stockholders at Odyssey’s annual meeting of stockholders held on June 1, 2026, with the Board authorized to effect the reverse stock split, in its discretion, at a ratio ranging from 1-for-20 to 1-for-25. The final reverse stock split ratio of 1-for-25 was approved by the Board on June 15, 2026. Separately, Odyssey’s stockholders approved an increase in the number of authorized shares of common stock from 75 million to 82 million, which also will become effective on October 28, 2026.

As a result of the reverse stock split, every twenty-five pre-split shares of Odyssey’s common stock outstanding as of the close of business on a record date of October 26, 2026, will be combined into one share of common stock. The reverse stock split is expected to reduce Odyssey’s outstanding common stock from approximately 58.6 million shares to approximately 2.3 million shares. The par value of Odyssey’s common stock will remain unchanged at $0.0001 per share.

The reverse stock split will affect all stockholders uniformly and will not change their percentage ownership in Odyssey, except for adjustments resulting from fractional shares. No fractional shares will be issued; instead, stockholders of record otherwise entitled to a fractional share will receive a cash payment, without interest or deduction, based upon the fractional amount multiplied by the closing price of Odyssey’s common stock on The Nasdaq Capital Market on the effective date of the reverse stock split.

The reverse stock split will also apply to common stock issuable upon the exercise of Odyssey’s outstanding warrants and stock options, with a proportionate adjustment to the exercise prices thereof, and under Odyssey’s equity incentive plans.

Computershare Trust Company, N.A., is acting as the exchange agent and transfer agent for the reverse stock split. Stockholders holding their shares in book-entry form or in brokerage accounts need not take any action in connection with the reverse stock split. Beneficial holders are encouraged to contact their bank, broker, or custodian with any procedural questions.

About Odyssey Marine Exploration

Odyssey Marine Exploration, Inc. (NASDAQ: OMEX) is a U.S.-based ocean exploration and marine mineral development company with more than 30 years of subsea operating experience spanning offshore exploration, marine operations, environmental research, and project development. Learn more at www.odysseymarine.com.

About American Ocean Minerals Corporation

American Ocean Minerals Corporation is establishing a U.S.-based global supply chain for critical minerals and rare earth elements sourced from polymetallic nodules. To learn more, please visit www.aomusa.com.

Additional Information and Where to Find It

In connection with the proposed merger transaction between Odyssey and AOM, Odyssey has filed a registration statement on Form S-4 with the SEC, which includes a proxy statement/prospectus of Odyssey. The most recent amendment to the registration statement was filed with the SEC on October 7, 2026. The registration statement was declared effective by the SEC on October 15, 2026. The definitive proxy statement/prospectus for the merger transaction will be mailed to stockholders of Odyssey beginning on or about October 19, 2026.

This communication is not a substitute for the registration statement, the definitive proxy statement/prospectus or any other document that Odyssey has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ODYSSEY AND AOMC ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT ODYSSEY, AOMC AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, the definitive proxy statement/prospectus, and other documents filed with the SEC by Odyssey through the website maintained by the SEC at www.sec.gov or by emailing OMEX.info@investor.sodali.com.

Participants in the Solicitation

Odyssey, AOMC, and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Odyssey and AOMC stockholders in respect of the proposed transaction under the rules of the SEC. Information about Odyssey’s directors and executive officers is available in Odyssey’s proxy statement, which was filed with the SEC on April 21, 2026, for the 2026 Annual Meeting of Stockholders, and Odyssey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 31, 2026. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the registration statement and definitive proxy statement/prospectus and will be included in other relevant materials to be filed with the SEC regarding the proposed transaction. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This communication contains forward-looking statements. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements.

Such forward-looking statements include those regarding the timing, consummation and anticipated benefits of the Transaction, described herein, estimates of mining resources, projections of future cash or financial position, and the reverse stock split. The experience and results of the Transaction may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals of the transaction are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the Transaction; risks that the proposed Transaction disrupts the current plans or operations of Odyssey or AOMC; the ability to retain and hire key personnel; unexpected costs, charges or expenses resulting from the Transaction; potential adverse reactions or changes to relationships resulting from the announcement or completion of the Transaction; the ability to achieve the synergies expected from the transaction; ability to commercially extract mineral deposits after the Transaction; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects); uncertainty about the ability to obtain required capital to execute business plans; changes in the market prices of minerals; uncertainty around whether and when regulatory and other approvals for the Transaction will be received or the listing or exploration licensing will be obtained; and geopolitical, regulatory and macroeconomic risks in the areas in which Odyssey and AOMC operate. Other factors that might cause such a difference include those discussed in Odyssey’s filings with the SEC, which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the Registration Statement on Form S-4 to be filed in connection with the proposed Transaction. Forward-looking statements included in this communication are made only as of the date hereof and no person is under any obligation to publicly update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.

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